SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
FORM 8-K
CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of Report (Date of earliest event reported): April 23, 2003
AZTAR CORPORATION (Exact name of registrant as specified in its charter)
Delaware (State or other jurisdiction of incorporation or organization)	1-5440 (Commission File Number)	86-0636534 (I.R.S. Employer Identification Number)
2390 East Camelback Road, Suite 400, Phoenix, Arizona (Address of principal executive offices)	85016 (Zip Code)
(602) 381-4100 (Registrant's telephone number, including area code) Not Applicable (Former name or former address, if changed since last report)

ITEM 7.	Financial Statements, Pro Forma Financial Information and Exhibits
	(c)	Exhibits:
		99	Press release dated April 23, 2003, announcing results for the first quarter ended April 3, 2003.
ITEM 9.	Regulation FD Disclosure

This Current Report on Form 8-K is being furnished to disclose the press release issued by the registrant on April 23, 2003. The purpose of the press release, which is furnished as Exhibit 99 hereto pursuant to Items 9. and 12. of Form 8-K, was to announce the results for the first quarter ended April 3, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
AZTAR CORPORATION ROBERT M. HADDOCK Robert M. Haddock President and Chief Financial Officer

Date:  April 23, 2003

EXHIBIT INDEX
Exhibit Number	Description
99	Press release dated April 23, 2003, announcing results for the first quarter ended April 3, 2003.